UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the registrant ☐	Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Texas Pacific Land Trust
(Name of registrant as specified in its charter)

Payment of the filing fee (check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(2)	Aggregate number of securities to which transaction applies:

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	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

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TEXAS PACIFIC LAND TRUST

1700 Pacific Avenue
Suite 2770
Dallas, Texas 75201

SUPPLEMENT TO PROXY STATEMENT FOR THE

SPECIAL MEETING OF HOLDERS OF

SUB-SHARE CERTIFICATES OF PROPRIETARY INTEREST

This proxy statement supplement (this “Proxy Supplement”), dated May 10, 2019, supplements the definitive proxy statement filed by Texas Pacific Land Trust (including any consolidated subsidiaries thereof, the “Trust,” “Texas Pacific,” “TPL,” “we,” “us” or “our”) with the U.S. Securities and Exchange Commission (the “SEC”) on April 8, 2019 (the “Proxy Statement”), and made available to the holders of the Trust’s Sub-share Certificates of Proprietary Interest, par value of $0.03-1/3 (“Holders” of “Sub-share Certificates”), in connection with the solicitation of proxies by the Trustees of the Trust (the “Trustees”) originally scheduled to be held on May 22, 2019, at 10:00 a.m. Central Time in the offices of Sidley Austin LLP at 2021 McKinney Avenue, Suite 2000, Dallas, TX 75201 (including any adjournments or postponements thereof, the “Special Meeting”).

As further described in this Proxy Supplement, the Trust will convene and then adjourn—without conducting any business or holding discussions related to the proposals to be voted upon—the Special Meeting and reconvene at the originally announced location at 10:00 a.m. Central Time on June 6, 2019. This Proxy Supplement is being filed with the SEC and is first being mailed to Holders on or about May 13, 2019. Only Holders of record, i.e. Holders whose names have been registered, as of March 28, 2019, are entitled to receive notice of and to vote at the Special Meeting.

THE TRUSTEES UNANIMOUSLY RECOMMEND VOTING “FOR” THE ELECTION OF GENERAL COOK UNDER PROPOSAL 1 USING THE ENCLOSED BLUE PROXY CARD.

As you may know, SoftVest, L.P. (“SoftVest”) has notified the Trust of its intent to nominate its own principal, Eric L. Oliver (“Mr. Oliver”), as a trustee candidate at the Special Meeting in opposition to the Trustees’ nominee, General Donald G. Cook. The Trustees do NOT endorse Mr. Oliver and unanimously recommend that you vote “FOR” the election of General Cook on the BLUE proxy card.

THE TRUSTEES URGE YOU NOT TO SIGN, RETURN OR VOTE ANY WHITE PROXY CARD SENT TO YOU BY SOFTVEST.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Trust’s notice of Special Meeting of Holders of Sub-share Certificates and Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2018, are available free of charge at www.TrustTPL.com. This Proxy Supplement will also be posted free of charge at www.TrustTPL.com when available.

SUPPLEMENTAL DISCLOSURES

The following disclosure supplements the disclosures contained in the Proxy Statement. Except as described in this Proxy Supplement, the information provided in the Proxy Statement continues to apply. To the extent that information in this Proxy Supplement differs from or updates information contained in the Proxy Statement, the information in this Proxy Supplement is more current. The information contained in this Proxy Supplement replaces and supersedes any inconsistent information in the Proxy Statement. This Proxy Supplement should be read in conjunction with the Proxy Statement, which contains important additional information.

Commitment by Texas Pacific’s Trustee Nominee General Don Cook to Limited Term, if Elected

On May 3, 2019, General Donald G. Cook, USAF (Retired) (“General Cook”), the incumbent trustees’ candidate for election at the Special Meeting, submitted a formal letter of resignation (the “Letter of Resignation”) effective, if he is elected, three years following his election, at which point he would stand for reelection if nominated again by the Trustees. The foregoing is qualified in its entirety by reference to the Letter of Resignation, which is enclosed hereto as Exhibit A.

Adjournment of Special Meeting

To provide Holders with sufficient time to receive by mail and review this Proxy Supplement in order to be able to cast their votes on a fully informed basis, the Trust will convene and then adjourn—without conducting any business or holding discussions related to the proposals to be voted upon—the Special Meeting originally scheduled to occur at 10:00 a.m., Central Time, on May 22, 2019, and reconvene at the offices of Sidley Austin LLP at 2021 McKinney Avenue, Suite 2000, Dallas, TX 75201, at 10:00 a.m. Central Time on June 6, 2019.

The record date of March 28, 2019 and the proposal to be voted on at the Special Meeting remain unchanged. Holders who have voted do not need to recast their votes, and proxies previously submitted with respect to the Special Meeting will be voted at the adjourned meeting unless properly revoked.

Please note that the telephone and Internet voting facilities will close prior to the adjourned Special Meeting at 11:59 p.m. Central Time on June 5, 2019.

QUESTIONS AND ANSWERS REGARDING THE SPECIAL MEETING

AND THIS PROXY SUPPLEMENT

The following section briefly addresses some questions you may have about the Special Meeting and this Proxy Supplement. These questions and answers should be read in conjunction with the questions and answers set forth in the section of the Proxy Statement titled ‘Information About the Special Meeting.’ Furthermore, please refer to the more detailed information contained elsewhere in this Proxy Supplement and the Proxy Statement itself.

1.	Why is Texas Pacific furnishing this Proxy Supplement to Holders?

General Cook’s commitment to resign after no more than three years following his election may constitute a “fundamental change” in the meaning of Note 1 to Rule 14a-6(a) of the Rules promulgated under Section 14 of the Securities Exchange Act of 1934, as amended. If so, the filing and mailing of a supplement to the Proxy Statement is required. The staff of the SEC asked the Trust’s counsel for an analysis of this legal issue. After analyzing this issue, the Trust’s counsel was unable to come to a conclusive answer. Therefore, out of an abundance of caution, the Trust has decided to prepare this Proxy Supplement.

2.	Is General Cook’s commitment to a limited term legally binding?

Yes, General Cook submitted a legally binding, formal Letter of Resignation effective, if he is elected, three years following his election. A copy of the Letter of Resignation is enclosed hereto as Exhibit A.

3.	Have any of the incumbent Trustees made the same commitment as General Cook?

No, they have not.

4.	What updates are included in this Proxy Supplement?

In addition to the information included in these questions and answers, please see the section of this Proxy Supplement entitled ‘Supplemental Disclosures’ for information regarding General Cook’s commitment to resign as a trustee, if elected, three years following his election and the related adjournment of the Special Meeting.

5.	How do the Trustees of Texas Pacific recommend that I vote?

The Trustees recommend that you vote FOR General Cook on the BLUE proxy card. Among many other considerations, the Trustees believe that General Cook brings exemplary leadership and deep corporate governance expertise to the Trust and that Texas Pacific will benefit greatly from his extensive experience.

6.	When and where will the Special Meeting take place?

The Special Meeting will be convened on May 22, 2019, at 10:00 a.m. Central Time in the offices of Sidley Austin LLP at 2021 McKinney Avenue, Suite 2000, Dallas, TX 75201, but will be adjourned—without conducting any further business or holding discussions related to the proposals to be voted upon—to be reconvened at 10:00 a.m. Central Time on June 6, 2019, at the same location.

7.	How does the adjournment process work?

After convening the Special Meeting on May 22, 2019, the Trust will immediately, and without conducting any further business or holding discussions related to the proposals to be voted upon, adjourn the meeting. This will preserve the record date of March 28, 2019, and ensures that Holders who have already voted are not required to submit another proxy card.

8.	Why is the Trust adjourning the Special Meeting?

By adjourning the Special Meeting, the Trust provides Holders sufficient time to receive by mail and review the Proxy Supplement in order to be able to cast their votes on a fully informed basis.

9.	Will there be any business conducted on May 22, 2019?

No, the Trust will adjourn the Special Meeting without conducting any business or holding discussions related to the proposals to be voted upon.

10.	Who can attend and vote at the adjourned Special Meeting on June 6, 2019?

All Holders of record as of the close of business on March 28, 2019, remain entitled to attend and vote at the Special Meeting scheduled to occur on June 6, 2019.

11.	How can I vote my Sub-share Certificates?

Shareholders of Record. Holders of record may vote their Sub-share Certificates or submit a proxy to have their Sub-share Certificates voted by one of the following methods:

•	By Internet — Log on through the Internet at www.fcrvote.com/TPL and follow the instructions at that site.

•	By Telephone — Call 1-866-249-5130 (toll charges may apply for calls made from outside the United States) and follow the instructions provided.

•	By Mail — You may submit your proxy by signing, dating and returning your BLUE proxy card in the enclosed postage-paid envelope.

•	In Person — You may attend the Special Meeting and vote in person by completing a ballot. Attending the Special Meeting without completing a ballot will not count as a vote. If you choose to vote in person, you must bring proof of identification to the Special Meeting. You are encouraged to sign, date and return the BLUE proxy card in the enclosed postage-paid envelope regardless of whether or not you plan to attend the Special Meeting.

Beneficial Owners. If you are the beneficial owner of your Sub-share Certificates (i.e., you hold your Sub-share Certificates in “street name” through an intermediary such as a bank, broker or other nominee), please refer to the instructions on the enclosed BLUE voting instruction form to instruct your bank, broker or other nominee as to how to vote your Sub-share Certificates or submit a proxy to have your Sub-share Certificates voted.

Due to the contested nature of this election, your vote is extremely important. Your bank, broker or other nominee will not be able to vote your Sub-share Certificates at the Special Meeting unless you provide them instructions on how to vote your Sub-share Certificates. You should instruct your bank, broker or other nominee how to vote your Sub-share Certificates by following the directions provided by your bank, broker or other nominee. Alternatively, you may obtain a “legal proxy” from your bank, broker or other nominee and bring it with you to submit with a ballot in order to be able to vote your Sub-share Certificates at the Special Meeting. If you choose to vote at the Special Meeting, you must bring proof of identification and a signed “legal proxy” from the shareholder of record (i.e., your bank, broker or other nominee) giving you the right to vote the stock.

12.	How will Sub-share Certificates be voted by the BLUE proxy card?

The Sub-share Certificates represented by any proxy card that is properly executed and received by the Trust prior to or at the Special Meeting will be voted in accordance with the specifications made thereon. Where a choice has been specified on the BLUE proxy card with respect to the proposals, the Sub-share Certificates represented by the BLUE proxy card will be voted in accordance with the specifications. If you return a validly executed BLUE proxy card without indicating how your Sub-share Certificates should be voted and you do not revoke your proxy, your proxy will be voted “FOR” the election of the trustee nominee recommended by the Trustees as set forth on the BLUE proxy card.

The Trustees are not aware of any matters that are expected to come before the Special Meeting other than the election of a trustee as described in this Proxy Supplement. If any other matter should be presented at the Special Meeting upon which a vote may be properly taken, Sub-share Certificates represented by all BLUE proxy cards received by the Trust will be voted with respect thereto at the discretion of the persons named as proxies in the enclosed BLUE proxy card.

13.	What if I already voted?

First, please read this Proxy Supplement carefully. The information contained in this Proxy Supplement replaces and supersedes any inconsistent information in the Proxy Statement. If you have already properly voted, you do not need to do anything else unless you wish to change your vote.

14.	How can I change my vote?

You can revoke your proxy and/or change your vote at any time prior to the closing of the polls at the Special Meeting. Only your latest-dated proxy will be counted.

A Holder of record who has previously properly executed and delivered a proxy may revoke such proxy at any time prior to the closing of the polls at the Special Meeting in any of the four following ways:

•	Timely date, sign and return a new proxy card bearing a later date;
•	Vote on a later date by using the telephone or Internet;
•	Deliver a written notice to our Secretary prior to the closing of the polls at the Special Meeting stating that your proxy is revoked; or
•	Attend the Special Meeting and vote in person.

If your Sub-share Certificates are held of record by a bank, broker or other nominee, and you desire to vote at the Special Meeting, you may revoke your proxy or change your vote by submitting new voting instructions to your nominee in accordance with such nominee’s procedures.

If you have previously submitted a WHITE proxy card sent to you by SoftVest, you may change your vote by completing and returning the BLUE proxy card in the enclosed postage pre-paid envelope, or by voting by telephone or by Internet by following the instructions on the BLUE proxy card. Please note that submitting a WHITE proxy card sent to you by SoftVest will revoke any votes you may have previously made via the Trust’s BLUE proxy card. Voting “against” SoftVest’s nominee on a WHITE proxy card sent to you by SoftVest is not the same as voting “for” the Trustees’ nominee because a vote “against” SoftVest’s nominee on its WHITE proxy card will revoke any BLUE proxy you may have previously submitted.

15.	Will there be any rules of procedure for the Special Meeting?

Yes, the Co-Chairmen of the Trust will adopt customary rules of procedure for the Special Meeting and hand those out at the Special Meeting.

16.	Whom do I contact if I have questions about the Special Meeting?

If you have any questions or require any assistance with voting your Sub-share Certificates, please contact our proxy solicitor:

MacKenzie Partners, Inc.

1407 Broadway, 27th Floor
New York, New York 10018
(212) 929-5500
or
Call Toll-Free (800) 322-2885
Email: proxy@mackenziepartners.com

Additional Information and Where to Find It

Holders of Sub-share Certificates can obtain copies of the Proxy Statement, this Proxy Supplement, any future supplements to the Proxy Statement and other documents filed by the Trust with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge on the Shareholder Materials section of our website at http://www.trusttpl.com or by writing to or calling the Trust’s proxy solicitor MacKenzie Partners, Inc. at 1407 Broadway, 27th Floor, New York, New York 10018, and phone (212) 929-5500 or toll-free (800) 322-2885 and email: proxy@mackenziepartners.com.

Forward-Looking Statements

This Proxy Supplement may contain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Proxy Supplement, other than statements of historical fact, are “forward-looking statements” for purposes of these provisions, including statements regarding Texas Pacific’s future operations and prospects, the markets for real estate in the areas in which Texas Pacific owns real estate, applicable zoning regulations, the markets for oil and gas, production limits on prorated oil and gas wells authorized by the Railroad Commission of Texas, expected competition, management’s intent, beliefs or current expectations with respect to Texas Pacific’s future financial performance and other matters. Texas Pacific cautions readers that various factors could cause its actual financial and operational results to differ materially from those indicated by forward-looking statements made from time-to-time in news releases, reports and other written communications, as well as oral statements made from time to time by representatives of Texas Pacific. The following factors, as well as any other cautionary language included in this Proxy Supplement, provide examples of risks, uncertainties and events beyond our control that may cause Texas Pacific’s actual results to differ materially from the expectations Texas Pacific describes in such forward-looking statements: global economic conditions; market prices of oil and gas; the demand for water services by operators in the Permian Basin; the impact of government regulation; the impact of competition; the continued service of key management personnel; and other risks and uncertainties disclosed in Texas Pacific’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. We undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other factors that affect the subject of these statements, except where we are expressly required to do so by law.

Dated: May 10, 2019

By order of the Trustees,

TYLER GLOVER Secretary

Exhibit A

May 3, 2019

Trustees

Texas Pacific Land Trust.

1700 Pacific Avenue, Suite 2770

Dallas, TX 75201

Gentlemen:

If I should be elected as a Trustee of Texas Pacific Land Trust (the “Trust”) at the 2019 special meeting of shareholders, I hereby tender my resignation as a Trustee of the Trust effective on the third anniversary of such election.

Very truly yours,

/s/ Donald G. Cook
Donald G. Cook

YOUR VOTE IS IMPORTANT.
PLEASE VOTE BY INTERNET OR TELEPHONE TO REGISTER YOUR VOTE PROMPTLY.
INSTRUCTIONS ON REVERSE SIDE.

YOUR TELEPHONE OR INTERNET VOTE MUST BE RECEIVED NO LATER THAN 11:59 P.M. CENTRAL TIME, JUNE 5, 2019, TO BE INCLUDED IN THE VOTING RESULTS. IF YOU HAVE NOT VOTED BY INTERNET OR TELEPHONE, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

If submitting a proxy by mail, please sign and date the card on reverse and fold and detach card at perforation before mailing.

TEXAS PACIFIC LAND TRUST

Proxy for Special Meeting of Holders of Sub-share Certificates of Proprietary Interest on June 6, 2019
Solicited on Behalf of the Trustees

BLUE PROXY

This Proxy is solicited on behalf of the Trustees of Texas Pacific Land Trust

The undersigned hereby appoints John R. Norris III and David E. Barry, and each of them, as proxies and attorneys-in-fact, with full power to act without the other and with full power of substitution and revocation, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all Sub-share Certificates of Texas Pacific Land Trust (the "Trust") which the undersigned is entitled to vote at the Special Meeting of Holders of Sub-share Certificates of Proprietary Interest to be held on June 6, 2019 or any adjournment or postponement thereof (the "Special Meeting").

This proxy, when properly executed will be voted in the manner directed herein by the undersigned shareholder. On proposals for which you do not specify a choice, this proxy will be voted in accordance with the recommendation of the Trustees; therefore if no direction is made, this proxy will be voted FOR the Trust's trustee nominee in Proposal 1.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Special Meeting and the Proxy Statement of the Trust. By executing this Proxy, the undersigned hereby revokes all prior proxies that the undersigned has given with respect to the Special Meeting.

YOUR VOTE IS VERY IMPORTANT - PLEASE VOTE TODAY

CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.

FORM OF BLUE PROXY CARD

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 p.m. Central Time on June 5, 2019.

VOTE BY INTERNET www.fcrvote.com/TPL

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Central Time on June 5, 2019. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

OR

VOTE BY TELEPHONE 1-866-249-5130

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Central Time on June 5, 2019. Have your proxy card in hand when you call and then follow the instructions.

OR

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided to: First Coast Results, Inc. PO Box 3672, Ponte Vedra Beach, FL 32004-9911.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

CONTROL NUMBER

If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing.

TEXAS PACIFIC LAND TRUST

BLUE PROXY

THE TRUSTEES RECOMMEND A VOTE "FOR" THE ELECTION OF GENERAL DONALD G. COOK, USAF (RETIRED)

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED

This proxy, when properly executed will be voted in the manner directed herein by the undersigned shareholder. On proposals for which you do not specify a choice, this proxy will be voted in accordance with the recommendation of the Trustees; therefore if no direction is made, this proxy will be voted FOR the Trust's trustee nominee in Proposal 1.

1. Election of Trustee
   Election of Nominee General Donald G. Cook

☐ FOR ☐ AGAINST ☐ ABSTAIN

Signature

Signature (if jointly held)

Title

Date

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.